                                                                    EXHIBIT 10.1

                                            *** CERTAIN CONFIDENTIAL INFORMATION
                                            CONTAINED IN THIS DOCUMENT
                                            (INDICATED BY ASTERISKS) HAS BEEN
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION PURSUANT TO A REQUEST FOR
                                            CONFIDENTIAL TREATMENT UNDER 17
                                            C.F.R. SECTIONS 200.80(B)(4), 200.83
                                            AND 230.406.

                            STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of January 26, 2001 (the "Effective Date") by and between Santarus, Inc., a California corporation (the "Corporation"), and The Curators of the University of Missouri, a public corporation organized under the laws of Missouri ("University").

                                   WITNESSETH:

WHEREAS, the Corporation and University have entered into an Exclusive License Agreement dated January 26, 2001 (the "License Agreement") pursuant to which Corporation agreed to issue certain shares of Common Stock of the Corporation to University; and

WHEREAS, the Corporation and University now wish to set forth the terms and conditions of the issuance of such Common Stock.

NOW, THEREFORE, IT IS AGREED between the parties as follows:

1. Issuance of Stock. University is hereby acquiring from the Corporation and the Corporation is hereby issuing to University, at a price $0.05 per share (the "Original Issue Price"), Five Hundred Seventy-Five Thousand (575,000) shares of the Corporation's Common Stock (the "Stock"). University's payment of the purchase price for the Stock is hereby acknowledged by the Corporation as a result of University's execution of the License Agreement and the grant to the Corporation of certain license rights thereunder.

2. Stock Restriction and Registration Rights Agreement. Concurrently with their execution of this Agreement, the University and the Corporation are entering into a Stock Restriction and Registration Rights Agreement of even date in the form attached hereto as Exhibit I ("Restriction Agreement") and the University shall hold the Stock subject to the terms thereof.

3. Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to the University as follows:

        (a) Organization and Standing; Articles and By-Laws. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. The Corporation is qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify would not have a material adverse effect upon the Corporation.

        (b) Corporate Power. The Corporation has now all requisite corporate power to enter into this Agreement and the Restriction Agreement and to sell and issue the Stock. This Agreement and the Restriction Agreement are valid and binding obligations of the Corporation enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

        (c) Subsidiaries. The Corporation does not control, directly or indirectly, any other corporation, association or business entity.

        (d) Capitalization. The authorized capital stock of the Corporation is 15,000,000 shares of Common Stock, of which 4,313,249 shares are outstanding, and 10,000,000 shares of Preferred Stock. 620,000 shares of Preferred Stock have been designated Series A Preferred Stock, all of which are issued and outstanding, and 5,326,000 shares of Preferred Stock have been designated Series B Preferred Stock, 5,276,000 of which are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

        (e) Authorization.

                (i) Corporate Action. All corporate action on the part of the Corporation, its officers, directors and shareholders necessary for the sale and issuance of the Stock and the performance of the Corporation's obligations hereunder and under the Restriction Agreement has been taken.

                (ii) Valid Issuance. The Stock, when issued in compliance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and will be free of any liens or encumbrances caused or created by the Corporation; provided, however, the Stock is subject to restrictions on transfer as set forth herein and in the Restriction Agreement, and as may be required by future changes in such laws.

        (f) No Preemptive Rights. Except as provided in the Restriction Agreement, no person has any right of first refusal or any preemptive rights in connection with the issuance of the Stock other than the preemptive rights of the holders of the Corporation's Series B Preferred Stock which have been expressly waived in connection with the issuance of the Stock.

        (g) Offering. Subject in part to the truth and accuracy of the University's representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Stock as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Corporation nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

        (h) Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation of the Corporation's Articles of Incorporation or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which the Corporation is a party or by which it is bound, or of any provision of any federal or state statute, rule or regulation applicable to the Corporation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Corporation or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Corporation, its business or operations or any of its assets or properties.

4. Representations, Warranties and Covenants of the University. University hereby agrees, represents, warrants and covenants follows:

        (a) University is acquiring the Stock solely for its own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 as amended (the "Act"). Except as contemplated in Section 4(f)(ii) hereof, University further represents that it does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof; and that the entire legal and beneficial interest of the Stock it is purchasing is being purchased for, and will be held for the account of, University only and neither in whole nor in part for any other person.

        (b) University is aware of the Corporation's business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Stock. University further represents and warrants that it has discussed the Corporation and its plans, operations and financial condition with its officers, has received all such information as it deems necessary and appropriate to enable it to evaluate the financial risk inherent in making an investment in the Stock and has received satisfactory information concerning the business and financial condition of the Corporation in response to all inquiries in respect thereof.

        (c) University realizes that its acquisition of the Stock will be a highly speculative investment, and it is able, without impairing its financial condition, to hold the Stock for an indefinite period of time.

        (d) The Corporation has disclosed to University that:

                (i) The issuance of the Stock has not been registered under the Act, and the Stock must be held indefinitely unless a transfer of it is subsequently registered under the Act or an exemption from such registration is available, and that the Corporation is under no obligation to register the Stock;

                (ii) The Corporation will make a notation in its records of the aforementioned restrictions on transfer and legends.

        (e) University is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than one year from the date University has purchased and paid for the Stock; the availability of certain public information concerning the Corporation; the sale being through a broker in an unsolicited "broker's transaction" or in a transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and that any sale of the Stock may be made by it only in limited amounts during any three-month period not exceeding specified limitations. University further represents that it understands that at the time it wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Corporation may not be satisfying the current public information requirements of Rule 144, and that, in such event, it would be precluded from selling the Stock under Rule 144 even if the one-year minimum holding period had been satisfied. University represents that it understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act or compliance with an exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

        (f) Without in any way limiting University's representations and warranties set forth above, University further agrees that it shall in no event make any disposition of all or any portion of the Stock which it is purchasing unless and until:

                (i) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

                (ii) University transfers all or any portion of the Stock subject to the Restriction Agreement to an affiliate or employee of the University, which is expressly permitted hereunder; or

                (iii) University shall have (1) notified the Corporation of the proposed disposition and furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (2) furnished the Corporation with an opinion of its own counsel to the effect that such disposition will not require registration of such shares under the Act, and such opinion of its counsel shall have been concurred in by counsel for the Corporation and the Corporation shall have advised University of such concurrence.

5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"UNIVERSITY"                            "CORPORATION"

THE CURATORS OF THE UNIVERSITY OF       SANTARUS, INC.
MISSOURI

By: /s/ Thomas R. Sharpe                By: /s/ Gerald T. Proehl
   -------------------------------         -------------------------------------
    Thomas R. Sharpe,                      Gerald T. Proehl, President & COO
    Executive Director Office of        Address: 12230 El Camino Real
    Technology & Special Projects                Suite 300
Address:  615 Locust Street Building             San Diego, CA 92130
          Third Floor
          Columbia, MO 65211-1400





  APPROVED
    AS TO
 LEGAL FORM
------------
   /s/ PJH
------------
   1-26-01

                                    EXHIBIT I

                     STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT

        THIS STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT is made as of January 26, 2001 the ("Effective Date") by and between Santarus, Inc., a California corporation (the "Corporation"), and The Curators of the University of Missouri, a public corporation organized under the laws of Missouri (the "University"). All capitalized terms used herein and not otherwise defined shall have the same meaning given to such terms in the Stock Purchase Agreement of even date between the Corporation and the University ("Stock Purchase Agreement") and the Exclusive License Agreement dated of even date between the Corporation and the University ("License Agreement").

        WHEREAS, under the terms of the Stock Purchase Agreement and in partial consideration for the University's execution of the License Agreement, the Corporation has issued the Stock to the University.

        WHEREAS, the Corporation and the University have agreed that the Stock will be held subject to the terms of this Stock Restriction and Registration Rights Agreement.

        NOW, THEREFORE, IT IS AGREED between the parties as follows:

        1. Unvested Share Repurchase Option. In the event of the termination of the License Agreement by the Corporation pursuant to Section 8.2 thereof, the Corporation shall have the right to reacquire the shares of the Stock which have not vested pursuant to the provisions of this Section 1 ("Unvested Shares") under the terms and subject to the conditions set forth in this Section 1 (the "Unvested Share Repurchase Option").

                1.1. Vesting of Shares. The term "Initial Vesting Date" shall mean the Effective Date. The shares of Stock will vest (the "Vested Shares") on the dates and/or upon the occurrence of the events set forth below:

--------------------------------------------------------------------------------
DATE                                            NUMBER OF SHARES VESTED
--------------------------------------------------------------------------------
On the Initial Vesting Date                        ***    shares of Stock
--------------------------------------------------------------------------------
Upon           ***                                 ***    shares of Stock
               ***
        ***
--------------------------------------------------------------------------------
Upon           ***                                 ***   shares of Stock
               ***
        ***
--------------------------------------------------------------------------------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

The foregoing notwithstanding, all shares of the Stock shall become fully vested effective upon termination of the License Agreement by the University pursuant to Section 8.3 thereof or by the Corporation pursuant to Section 8.4 thereof.

                1.2. Exercise of Unvested Share Repurchase Option. The Corporation may exercise the Unvested Share Repurchase Option by written notice to University within ninety (90) days after the Corporation's termination of the License Agreement pursuant to Section 8.2 thereof.

                1.3. Payment for Shares and Return of Shares. Payment by the Corporation to University shall be made in cash within sixty (60) days after the date of the mailing of the written notice of exercise of the Unvested Share Repurchase Option. The purchase price per share being purchased by the Corporation shall be an amount equal to the Original Issue Price, as adjusted for stock splits, stock dividends, recapitalizations and the like after the date hereof. Within thirty (30) days after payment by the Corporation, University shall deliver to the Corporation a certificate for the shares which the Corporation has purchased.

                1.4. Legends. The Corporation may at any time place a legend or legends referencing the Unvested Share Repurchase Option on any certificates for shares subject to the Unvested Share Repurchase Option. Upon request of the University at any time that any Unvested Shares have vested, the Corporation will remove such legend from the applicable certificates.

        2. Stock Dividends. etc. If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the Corporation, then in such event any and all new substituted or additional securities to which University is entitled by reason of University's ownership of Unvested Shares acquired pursuant to this Agreement shall be considered Stock and shall be an adjustment to the number of shares set forth in Section 1.1 above to which such shares relate, shall be subject to vesting in accordance with Section 1.1 and shall be immediately subject to the Unvested Share Repurchase Option with the same force and effect as the shares subject to the Unvested Share Repurchase Option immediately before such event in accordance with the provisions set forth in Section 1.1 above.

        3. Right of First Refusal. University cannot transfer, assign or otherwise dispose of, voluntarily or involuntarily, any Unvested Shares or any interest in those shares. Before any Vested Shares registered in the name of University may be sold or transferred (including transfer by operation of law) other than a transfer to an affiliate or employee of the University (a "Permitted Transferee") which transfer shall be expressly subject to this Agreement, such shares shall first be offered to the Corporation, which will have the right to purchase all, but not less than all, of the Vested Shares proposed to be transferred ("Right of First Refusal"), in the following manner:

                3.1. University shall first give written notice (the "Transfer Notice") of any proposed transfer other than to a Permitted Transferee to the Corporation. The Transfer Notice shall name the proposed transferee, state the number of shares of Stock to be transferred, and if the transfer is voluntary, the price per share and all other terms of the offer. The Transfer Notice shall be signed by University and the prospective transferee and must constitute a binding agreement for the transfer of the Stock subject only to the Right of First Refusal.

                3.2. Within thirty (30) days of delivery of University's notice of a proposed voluntary transfer, the Corporation shall determine the bona fide nature of the proposed voluntary transfer and give University written notice of its determination. If the proposed transfer is deemed to be bona fide, the remaining subsections of this section shall apply to the sale. If the proposed transfer is deemed not to be bona fide, University will be responsible for providing additional information to the Corporation to show the bona fide nature of the proposed transfer and no Stock will be transferred on the books of the Corporation until the Corporation has approved the proposed transfer as bona fide.

                3.3. If the Corporation fails to exercise in full the Right of First Refusal within thirty (30) days from the later of the date the Transfer Notice is delivered to the Corporation or thirty (30) days after the date the transfer is determined to be bona fide (if University is required to provide additional information as provided in Section 3.2 above), University may, not later than one hundred twenty (120) days following delivery to the Corporation of the Transfer Notice, conclude a transfer of the shares of Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by University, shall again be subject to the Right of First Refusal and shall require compliance by University with the procedure described in this Section 3. If the Corporation exercises the Right of First Refusal, the parties shall consummate the sale of shares of Stock on the terms set forth in the Transfer Notice by the later of sixty (60) days after the delivery of the Transfer Notice to the Corporation or thirty (30) days after the date the transfer is determined to be bona fide (if University is required to provide additional information as provided in Section 3.2 above); provided, however, in the event the Transfer Notice provides for the payment for the shares of Stock other than in cash, the Corporation shall have the option of paying for the shares of Stock by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by University and the Corporation.

                3.4. The foregoing notwithstanding, University may sell or otherwise assign, with or without consideration, any shares of Stock to any Permitted Transferee who shall thereafter be bound by the provisions of this Agreement.

                3.5. All transferees of shares of Stock or any interest therein including any Permitted Transferee other than the Corporation shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Corporation) that they will receive and hold such shares of Stock or interests subject to the provisions of this Agreement, including the Right of First Refusal and upon thereby becoming a party to this Agreement shall have all of the rights of the University under this Agreement with respect to such shares.

                3.6. The Right of First Refusal shall terminate at such time as a public market exists for the Corporation's Common Stock (or any other stock issued by the Corporation, or any successor, in exchange for the Stock). For the purpose of this Agreement, a "public market" shall be deemed to exist if (a) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (b) such stock is traded on the over-the-counter market and prices therefore are published daily on business days in a recognized financial journal.

        4. Legends. All certificates representing any shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:

                4.1. "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AS SET FORTH IN AN AGREEMENT EXECUTED BY THE REGISTERED HOLDER, OR HIS OR ITS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

                4.2. "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE. NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

                4.3. For Unvested Shares only subject to Section 1.4 above, the certificates shall have the following additional legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REPURCHASE OPTION AS SET FORTH IN AN AGREEMENT EXECUTED BY THE REGISTERED HOLDER, OR HIS OR ITS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

        5. Registration.

                5.1. Definitions. As used in this Section 5:

                        (a) The terms "register", "registered" and
"registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement;

                        (b) The term "Registrable Securities" means: (i) the Stock, and (ii) any other shares of the Corporation's stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock;

                        (c) The term "Holder" means any holder of outstanding Registrable Securities who acquired such Registrable Securities in a transaction or series of transactions not involving any registered public offering;

                5.2. Corporation Registration.

                        (a) Notice of Registration. If at any time or from time to time, the Corporation shall determine to register any of its securities, either for its own account or the account of a security holder or holders (other than a registration relating solely to employee stock option or purchase plans or relating solely to an SEC Rule 145 transaction or to debt securities), the Corporation will:

                                (i) promptly give to each Holder written notice
thereof; and

                                (ii) include in such registration (and any
related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, received within twenty (20) days after such written notice from the Corporation, by any Holder or Holders, except as set forth in
Section 5.2(b) below.

                        (b) Underwriting. If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so advise the Holders as a part of the written notice given pursuant to Section 5.2(a)(i). In such event the right of any Holder to registration pursuant to this Section 5.2 shall be conditioned upon the inclusion of such Holder's Registrable Securities in the underwriting. All Holders proposing to distribute their securities shall (together with the Corporation and other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Corporation. Notwithstanding any other provision of this Section 5.2, if the underwriter determines that marketing factors require a limitation of the number of securities to be included in the registration, the underwriter may cause to be excluded some or all of the Registrable Securities on a pro rata basis based on the total number of the Registrable Securities held by the Holders and shall have no obligation to limit or reduce the inclusion of other securities (other than Registrable Securities) entitled to registration held by other persons or organizations selling securities pursuant to registration rights granted them by the Corporation. The Corporation shall advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto of any such limitations, and the number of shares of Registrable Securities that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Corporation and the underwriter. Any securities excluded or withdrawn from such underwriting shall not be transferred prior to 90 days after the effective date of the registration statement for such underwriting, or such shorter period as the underwriter may require.

                5.3. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section 5, including all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Corporation, and expenses of any special audits incidental to such registration, shall be borne by the Corporation; provided, however, the Corporation shall not be required to pay underwriters' discounts, commissions, or stock transfer taxes relating to Registrable Securities or the fees of any counsel retained by the Holders.

                5.4. Registration Procedures. In the case of each registration, qualification or compliance effected by the Corporation pursuant to Section 5, the Corporation will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Corporation will:

                        (a) keep such registration, qualification or compliance pursuant to Section 5.2, effective for a period of three months or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

                        (b) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

                5.5. Indemnification.

                        (a) The Corporation will indemnify each Holder of Registrable Securities, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Section 5, against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other documents (including any related registration, statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Corporation of the Securities Act or any state securities law or of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, provided that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage, cost, expense, or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Corporation by an instrument duly executed by any such Holder and stated to be specifically for use therein.

                        (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Corporation, each of its directors and officers who sign such registration statement, each underwriter, if any, of the Corporation's securities covered by such a registration statement, each person who controls the Corporation within the meaning of the Securities Act, and each other Holder, each of such other Holder's officers and directors and each person controlling such other Holder, against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other documents (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation, such other Holders, such directors, officers, persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Corporation by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act; and provided further, the total amount for which any Holder shall be liable under this Section 5.5 shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

                        (c) Each party entitled to indemnification under this
Section 5.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Indemnified Party or controlling person, which firm shall be designated in writing by the Indemnified Party to the Indemnifying Party.



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

                5.6. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Corporation such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Corporation may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 5.

                5.7. Sale Without Registration. If at the time of any transfer (other than a transfer not involving a change in beneficial ownership or other than to a Permitted Transferee) of any Registrable Securities, such Registrable Securities shall not be registered under the Securities Act, the Corporation may require, as a condition of allowing such transfer, that the Holder or transferee furnish to the Corporation (a) such information as is necessary in order to establish that such transfer may be made without registration under the Securities Act; and (b) at the expense of the Holder or transferee, an opinion by legal counsel designated by such Holder or transferee and satisfactory to the Corporation, satisfactory in form and substance to the Corporation, to the effect that such transfer may be made without registration under such Act; provided that nothing contained in this Section 5 shall relieve the Corporation from complying with any request for registration, qualification or compliance made pursuant to the other provisions of this Section 5.

                5.8. Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the U.S. Securities and Exchange Commission ("SEC") which may permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to:

                        (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety days after the effective date of the first registration filed by the Corporation which involves a sale of securities of the Corporation to the general public;

                        (b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act");

                        (c) furnish to Holders so long as Holders own any Registrable Securities forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of said Rule 144 (at any time after ninety days after the effective date of said first registration statement filed by the Corporation) and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing Holders of any rule or regulation of the SEC permitting the selling of any such securities without registration.

                5.9. Transfer of Registration Rights. The fights to cause the Corporation to register securities granted by the Corporation under Section 5.2, may be assigned by any Holder to a transferee or assignee, provided that such transfer must otherwise be effected in accordance with applicable securities laws and provided further that the Corporation is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

                5.10. "Market Stand-Off' Agreement. Each Holder hereby agrees that, during the period of duration specified by the Corporation and an underwriter of common stock or other securities of the Corporation (such period shall not exceed one hundred eighty days), following the effective date of a registration statement of the Corporation filed under the Securities Act, it shall not, to the extent requested by the Corporation and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Corporation held by it at any time during such period except common stock included in such registration; provided, however, that such agreement shall not be required unless all officers and directors of the Corporation and all other persons with registration rights (whether or not pursuant to this Agreement) or purchasing common stock of the Corporation enter into similar agreements.

        In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

                5.11. Expiration of Rights. All registration rights shall expire and not apply to any Holder upon the earlier of seven years from the Corporation's initial public offering or the date such Holder is eligible to sell in a three-month period pursuant to SEC Rule 144 all Registrable Securities held by such Holder.

        6. Miscellaneous.

                6.1. Waivers and Amendments. With the written consent of the record holders of at least a majority of the Registrable Securities, the obligations of the Corporation and the rights of the Holders under this Agreement may be waived or amended (either generally or in a particular instance); provided, however, that no such waiver or amendment shall reduce the aforesaid proportion of Registrable Securities, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record holders of all of the Registrable Securities. Upon the effectuation of each such waiver or amendment, the Corporation shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. Except to the extent provided in this subsection 6.1, this Agreement or any provision hereof may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

                6.2. Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                6.3. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                6.4. Entire Agreement. This Agreement and the Stock Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

                6.5. Notices. etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by first class mail, postage prepaid, or delivered by courier or overnight delivery, addressed (a) if to the University, at its address set forth in the Stock Purchase Agreement, or at such other address as the University shall have furnished to the Corporation in writing or (b) if to the Corporation, at its address set forth in the Stock Purchase Agreement, or at such other address as the Corporation shall have furnished to the University in writing. Notices that are mailed shall be deemed received five (5) days after deposit in the United States mail. Notices sent by courier or overnight delivery shall be deemed received two (days) after they have been so sent.

                6.6. Severability. In case any provision of this Agreement shall be found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                6.7. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                6.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                6.9. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Corporation or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Corporation or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Corporation or any holder, shall be cumulative and not alternative.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


SANTARUS, INC.                          THE CURATORS OF THE UNIVERSITY OF
                                        MISSOURI


By:                                     By:
   -------------------------------         -------------------------------------
   Gerald T. Proehl, President & COO       Thomas R. Sharp, Executive Director
                                           Office of Technology
                                           & Special Projects



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